UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

April 13, 2018
Date of report (Date of earliest event reported)
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Valeritas Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38038	46-5648907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Route 202, Suite 600 Bridgewater, NJ (Address of principal executive offices)	08807 (Zip Code)

Registrant's telephone number, including area code (908) 927-9920 (Former name or former address, if changed since last report) ________________________
Check the appropriate box below if the Form 8‑K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12).

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b)).

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01    Other Events.

As previously disclosed, on April 9, 2018, Valeritas Holdings, Inc. (the “Company”) announced that, for the first fiscal quarter ended March 30, 2018, its estimated revenue will be approximately $6.0 million, gross margin will be approximately 47%, and cash on hand was $14.5 million.
Based on its current plan, the Company believes it can achieve operating cash flow breakeven, excluding the payment of secured debt with senior debt maturing in 2022, with $50 million to $60 million of additional capital (assuming it raises at least $20 million in gross proceeds pursuant to its Registration Statement on Form S-1 (File No. 333-223903), which was initially filed with the Securities and Exchange Commission (“SEC”) on March 26, 2018 (the “Registration Statement”)). The Company anticipates that it will achieve 70% gross margin at operating cash flow breakeven, which it expects to achieve during 2022, and it believes it has a path to potentially reach 80% gross margin with additional sales volume.
The Registration Statement has not been declared effective by the SEC. The disclosure on this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Company’s securities, nor shall there be any sale of the Company’s securities pursuant to the Registration Statement, if declared effective by the SEC, in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdictions.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “projects,” “intends,” “estimates,” and other words of similar meaning. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Readers should carefully consider any such statement and should understand that many factors could cause actual results to differ from these forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not, including with respect to our expected financial results for 2018 and the various trends that may impact those results, our expected operating and gross margins and operating expense goals for 2018, and our timeline to reach cash flow breakeven. No forward-looking statement can be guaranteed, and actual future results may vary materially. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

Signature(s)
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeritas Holdings, Inc.

Date: April 13, 2018	By: /s/ John E. Timberlake Name: John E. Timberlake Title: Chief Executive Officer